               AmeriCredit Automobile Receivables Trust 1997-A
                   Class A-1 5.5150% Asset Backed Notes
                Class A-2 Floating Rate Asset Backed Notes
                   Class A-3 6.540% Asset Backed Notes
                     6.740% Asset Backed Certificates
                          Servicer's Certificate

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1997-A, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and LaSalle National Bank, as Backup Servicer and Trust Collateral Agent, dated as of February 25, 1997. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

Monthly Period Beginning:  05/01/97
Monthly Period Ending:     05/31/97

I.   MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:
     A.   Beginning of period Aggregate Principal Balance                                                $218,640,476
                                                                                                         ------------
     B.   Purchase of Subsequent Receivables                                                                        0
                                                                                                         ------------
     C.   Monthly Principal Amounts

          (1)  Collections on Receivables outstanding
                at end of period                                               5,596,977
                                                                             -----------
          (2)  Collections on Receivables paid off
                during period                                                  1,154,608
                                                                             -----------
          (3)  Receivables becoming Liquidated Receivables
                during period                                                    427,021
                                                                             -----------
          (4)  Receivables becoming Purchased Receivables
                during period
                                                                             -----------
          (5)  Cram Down Losses occurring during period
                                                                             -----------
          (6)  Other Receivables adjustments                                      17,201
                                                                             -----------
          (7)  Less amounts allocable to Interest                             (3,344,314)
                                                                             -----------
          Total Monthly Principal Amounts                                                                     3,851,493
                                                                                                           ------------
     D.   End of period Aggregate Principal Balance                                                        $214,788,983
                                                                                                           ------------
                                                                                                           ------------
     E.   Pool Factor                                                                                        95.461796%
                                                                                                           ------------
                                                                                                           ------------
II.  MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                                                Class A-1      Class A-2      Class A-3       TOTAL
                                                                ---------      ---------      ---------       -----
     A.   Beginning of period Note Balance                     $49,250,420    $86,625,000    $70,300,000   $206,175,420
                                                               --------------------------------------------------------
     B.   Noteholders' Principal Distributable Amount            3,851,493              0              0      3,851,493
     C.   Noteholders' Accelerated Principal Amount              1,552,673              0              0      1,552,673
     D.   Accelerated Payment Amount Shortfall                     436,355              0              0        436,355
     E.   Note Prepayment Amount                                         0              0              0              0
                                                               --------------------------------------------------------

     F.   End of period Note Balance                           $43,409,899    $86,625,000    $70,300,000   $200,334,899
                                                               --------------------------------------------------------
                                                               --------------------------------------------------------
     G.   Note Pool Factors                                     72.109467%    100.000000%    100.000000%     92.267081%
                                                               --------------------------------------------------------
                                                               --------------------------------------------------------

III. MONTHLY PERIOD CERTIFICATE BALANCE CALCULATION:
     A.   Beginning of period Certificate Balance                                          $  7,875,000
                                                                                           ------------
     B.   Certificateholders' Principal Distributable Amount                                          0
     C.   Certificateholders' Accelerated Principal Amount                                            0
     D.   Certificate Prepayment Amount                                                               0
                                                                                           ------------
     E.   End of period Certificate Balance                                                $  7,875,000
                                                                                           ------------
                                                                                           ------------
     F.   Certificate Pool Factor                                                           100.000000%
                                                                                           ------------
                                                                                           ------------
IV.  RECONCILIATION OF PRE-FUNDING ACCOUNT:

     A.   Beginning of period Pre-Funding Account balance                                            $0
                                                                                           ------------
     B.   Purchase of Subsequent Receivables                                           0
                                                                            ------------
     C.   Investment Earnings                                                         65
                                                                            ------------
     D.   Investment Earnings Transfer to Collections Account                        (65)
                                                                            ------------
     E.   Payment of Mandatory Prepayment Amount                                       0
                                                                            ------------
                                                                                                      0
                                                                                           ------------
     F.   End of period Pre-Funding Account balance                                                  $0
                                                                                           ------------
                                                                                           ------------
V.   CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT

     A.   Total Monthly Principal Amounts                                                  $  3,851,493
                                                                                           ------------
     B.   Required Pro-forma Security Balance                                191,162,195
                                                                            ------------
     C.   Pro-forma Security Balance (Assuming 100% Paydown
           of Total Monthly Principal Amounts)                               210,198,927
                                                                            ------------
     D.   Step-down Amount (B.- C.)                                                                   0
                                                                                           ------------
     E.   Principal Distributable Amount  (A.- D.)                                         $  3,851,493
                                                                                           ------------
                                                                                           ------------
VI.  RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:

     A.   Beginning of period Capitalized Interest Account balance                                   $0
                                                                                           ------------
     B.   Monthly Capitalized Interest Amount                                          0
                                                                            ------------
     C.   Investment Earnings                                                        164
                                                                            ------------
     D.   Investment Earnings Transfer to Collections Account                       (164)
                                                                            ------------
     E.   Payment of Overfunded Capitalized Interest Amount                            0
                                                                            ------------
     F.   Payment of Remaining Capitalized Interest Account                            0
                                                                            ------------
                                                                                                      0
                                                                                           ------------
     G.   End of period Capitalized Interest Account balance                                         $0
                                                                                           ------------
                                                                                           ------------
VII.  RECONCILIATION OF COLLECTION ACCOUNT:

     A.   Available Funds:

          (1)  Collections on Receivables during period
                (net of Liquidation Proceeds)                               $  6,751,585
                                                                            ------------
          (2)  Liquidation Proceeds collected
                during period                                                    192,457
                                                                            ------------
          (3)  Purchase Amounts deposited in Collection
                Account
                                                                            ------------
          (4) (a)  Investment Earnings - Collection Account                       25,043
                                                                            ------------
              (b)  Investment Earnings - Transfer From Prefunding Account             65
                                                                            ------------
              (c)  Investment Earnings - Transfer From Capitalized
                    Interest Account                                                 164
                                                                            ------------
          (5)   Collection of Supplemental Servicing Fees                         29,209
                                                                            ------------
          (6)   Monthly Capitalized Interest Amount                                    0
                                                                            ------------
          (7)   Mandatory Prepayment Amount
                                                                            ------------
          Total Available Funds                                                               6,998,523
                                                                                           ------------

     B.   Distributions:

          (1)  Base Servicing Fee and Supplemental Servicing Fees                433,694
                                                                            ------------
          (2)  Agent fees                                                          6,966
                                                                            ------------
          (3)  Noteholders' Interest Distributable Amount
                   (a)   Class A - 1                                             233,892
                                                                            ------------
                   (b)   Class A - 2                                             431,711
                                                                            ------------
                   (c)   Class A - 3                                             383,135
                                                                            ------------

          (4)  Noteholders' Principal Distributable Amount
                   (a)   Class A - 1                                           3,851,493
                                                                            ------------
                   (b)   Class A - 2                                                   0
                                                                            ------------
                   (c)   Class A - 3                                                   0
                                                                            ------------
          (5)  Certificateholders' Interest Distributable Amount                  44,231
                                                                            ------------
          (6)  Certificateholders' Principal Distributable Amount                      0
                                                                            ------------
          (7)  Security Insurer Premiums                                          60,728
                                                                            ------------
          Total distributions                                                                 5,445,850
                                                                                           ------------
                                                                                           ------------

     C.   Excess Available Funds (or Deficiency Claim Amount)                                               1,552,673
                                                                                                          -----------
     D.   Noteholders' Accelerated Principal Amount                                                        (1,552,673)
                                                                                                          -----------
     E.   Certificateholders' Accelerated Principal Amount
                                                                                                          -----------
     F.   Deposit to Spread Account                                                                                $0
                                                                                                          -----------
                                                                                                          -----------
VIII.  CALCULATION OF ACCELERATED PRINCIPAL AMOUNT

     A.   Excess Available Funds (VI.C.)                                                  $  1,552,673
                                                                                          ------------
     B.   Pro Forma Security Balance (II.A.-II.B.+III.A.)                                  210,198,927
                                                                                          ------------
     C.   Required Pro Forma Security Balance (89% x (I.D.+IV.F.)                          191,162,195
                                                                                          ------------
     D.   Excess of Pro Forma Balance over Required Balance (B. - C.)                       19,036,732
                                                                                          ------------
     E.   End of Period  Class A-1 Note Balance                                             45,398,927
                                                                                          ------------
     F.   Greater of D. or E.                                                               45,398,927
                                                                                          ------------
     G.   Accelerated Principal Amount (lesser of A. or F.)                                               $ 1,552,673
                                                                                                          -----------
                                                                                                          -----------
IX.  CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL

     A.   Pro Forma Security Balance                                                      $210,198,927
                                                                                          ------------
     B.   Required Pro Forma Security Balance                                              191,162,195
                                                                                          ------------
     C.   Excess of Pro Forma Balance over Required Balance (A. - B.)                       19,036,732
                                                                                          ------------
     D.   End of Period Class A-1 Note Balance                                              45,398,927
                                                                                          ------------
     E.   Greater of C. or D.                                                               45,398,927
                                                                                          ------------
     F.   Excess Available Funds (VI.C.)                                                     1,552,673
                                                                                          ------------
     G.   Investment Earnings on Collection Account                                             25,043
                                                                                          ------------
     H.   Accelerated Payment Amount Shortfall (E.- F.+G.)                                                $43,871,297
                                                                                                          -----------
                                                                                                          -----------
X.   RECONCILIATION OF SPREAD ACCOUNT:

     A.   Beginning of period Spread Account balance                                                      $19,677,643
                                                                                                          -----------
     B.   Additions to Spread Account
          (1)  Deposits from Collections Account (VI. F.)                                            0
                                                                                          ------------
          (2)  Investment Earnings                                                              89,720
                                                                                          ------------
          (3)  Deposits Related to Subsequent Receivables Purchases                                  0
                                                                                          ------------

          Total Additions                                                                                      89,720
                                                                                                          -----------
     C.   Spread Account balance prior to withdrawals                                                      19,767,363
                                                                                                          -----------
     D.   Requisite Amount of Spread Account
          (1)   Initial Spread Account Deposit                                            $ 15,195,170
                                                                                          ------------
          (2)   Subsequent Spread Account Deposits                                           5,054,825
                                                                                          ------------
          (3)   Total Initial & Subsequent Spread Account Deposits (1)+(2)                  20,249,995
                                                                                          ------------
          (4)   9% of end of period Aggregate Principal Balance                             19,331,008
                                                                                          ------------
          (5)   $100,000                                                                       100,000
                                                                                          ------------
          (6)   2% of Original Pool Balance                                                  4,500,000
                                                                                          ------------
          (7)   End of period Note and Certificate Balance                                 208,209,899
                                                                                          ------------
          (8)   Lesser of (6) or (7)                                                         4,500,000
                                                                                          ------------
          (9)   Greater of (5) or (8)                                                        4,500,000
                                                                                          ------------
          (10)  Aggregate Principal Balance                                                214,788,983
                                                                                          ------------
          (11)  End of period Note and Certificate Balance                                 208,209,899
                                                                                          ------------
          (12)  Line (10) less line (11)                                                     6,579,084
                                                                                          ------------
          (13)  OC level (12)/(10), Maximum 11%                                                  3.06%
                                                                                          ------------
          (14)  14% less OC level, if OC level is greater than 5%                                 n/a
                                                                                          ------------
          (15)  Percent in (13) or (14)) x End of period
                 Aggregate Principal Balance                                                      n/a
                                                                                          ------------
          (16)  15% of end of period Aggregate Principal Balance
                 if Trigger Date                                                                  n/a
                                                                                          ------------

          Requisite Amount of Spread Account (either (3),(4),(9),(15),
           or (16) as applicable)                                                                          19,331,008
                                                                                                          -----------
     E.   Withdrawals from Spread Account
          (1)   Priority First - Deficiency Claim Amount
                                                                                          ------------
          (2)   Priority Second through Third
                                                                                          ------------
          (3)   Priority Fourth - Accelerated Payment Amount Shortfall       43,871,297
                                                                             ----------
                 Accelerated Payment Amount Shortfall in Excess of
                  Requisite Amount                                                             436,355
                                                                                          ------------
          (4)   Priority Fifth through Sixth
                                                                                          ------------
          (5)   Priority Seventh - to Servicer                                                       0
                                                                                          ------------

          Total withdrawals                                                                                   436,355
                                                                                                          -----------
     F.   End of period Spread Account balance                                                            $19,331,008
                                                                                                          -----------
                                                                                                          -----------

XI.  PERFORMANCE TESTS:
     A.   Delinquency Ratio
          (1)  Receivables with Scheduled Payment
                delinquent more than 30 days
                at end of period                                             $ 16,718,180
                                                                             ------------
          (2)  Purchased Receivables with Scheduled
                Payment delinquent more than 30
                days at end of period
                                                                             ------------
          (3)  Beginning of period Principal Balance                          218,640,476
                                                                             ------------
          (4)  Delinquency Ratio (1)+(2) divided by (3)                                           7.65%
                                                                                            -----------
          (5)  Previous Monthly Period Delinquency Ratio                                          5.00%
                                                                                            -----------
          (6)  Second previous Monthly Period Delinquency Ratio                                   3.72%
                                                                                            -----------
          (7)  Average Delinquency Ratio (4)+(5)+(6)
                divided by 3                                                                      5.46%
                                                                                            -----------
          (8)  Compliance (Delinquency Test Failure is a
                Delinquency Ratio equal to or greater than 14%)                                    yes
                                                                                            -----------
     B.   Cumulative Default Rate
          (1)  Defaulted Receivables in Current Period                       $  1,834,892
                                                                             ------------
          (2)  Cumulative Defaulted Receivables Including
                Defaulted Receivables in Current Period                         2,895,124
                                                                             ------------
          (3)  Original Pool Balance                                          224,999,940
                                                                             ------------
          (4)  Cumulative Default Rate (2) divided by (3)                                         1.29%
                                                                                            -----------
          (5)  Compliance (Default Test Failure is a Cumulative
                Default Rate equal to or greater than 5.26%.)                                      yes
                                                                                            -----------
     C.   Cumulative Net Loss Rate
          (1)  Receivables becoming Liquidated Receivables during period     $    427,021
                                                                             ------------
          (2)  Purchased Receivables with Scheduled
                Payment delinquent more than 30 days at end of period
                                                                             ------------
          (3)  Cram Down Losses occurring during period
                                                                             ------------
          (4)  Liquidation Proceeds collected during period                      (192,457)
                                                                             ------------
          (5)  Net Losses during period (1)+(2)+(3)-(4)                           234,564
                                                                             ------------
          (6)  Net Losses since Initial Cut-off Date (Beginning of Period)        123,731
                                                                             ------------
          (7)  50% of Receivables with Scheduled Payment delinquent
                more than 90 days at end of period                                901,260
                                                                             ------------
          (8)  Original Aggregate Principal Balance plus Pre-Funded
                Amount as of the Closing Date                                 225,000,000
                                                                             ------------
          (9)  Cumulative Net Loss Rate (5)+(6)+(7) divided by (8)                                0.56%
                                                                                            -----------
          (10) Compliance (Net Loss Test Failure is a
                Net Loss Rate equal to or greater than 3.01%.)                                     yes
                                                                                            -----------
     D.   Extension Rate
          (1)  Principal Balance of Receivables extended during
                current period                                                    482,423
                                                                             ------------
          (2)  Beginning of Period Aggregate Principal Balance                218,640,476
                                                                             ------------
          (3)  Extension Rate (1) divided by (2)                                                  0.22%
                                                                                            -----------
          (4)  Previous Monthly Extension Rate                                                    0.07%
                                                                                            -----------
          (5)  Second previous Monthly Extension Rate                                             0.04%
                                                                                            -----------
          (6)  Average Extension Rate (3)+(4)+(5)
                divided by 3                                                                      0.11%
                                                                                            -----------
          (7)  Compliance (Extension Test Failure is an
                Extension Rate equal to or greater than 4%.)                                       yes
                                                                                            -----------
XII.  DELINQUENCY:

     A.   Receivables with Scheduled Payment delinquent
          (1)  31-60 days                                                    #      1,074   $12,893,672
                                                                             --------------------------
          (2)  61-90 days                                                             246     2,887,806
                                                                             --------------------------
          (3)  over 90 days                                                            75       936,702
                                                                             --------------------------

          Receivables with Scheduled Payment delinquent
           more than 30 days at end of period                                       1,395   $16,718,180
                                                                             --------------------------

XIV.   MONTHLY PERIOD NUMBER OF RECEIVABLES CALCULATION:

     A.  Beginning of period number of Receivables                   18,739
                                                                   --------
     B.   Number of Subsequent Receivables Purchased                      0
                                                                   --------
     C.   Number of Receivables becoming Liquidated
           Receivables during period                                     66
                                                                   --------
     D.   Number of Receivables becoming Purchased
           Receivables during period
                                                                   --------
     E.   Number of Receivables paid off during period                  165
                                                                   --------
     F.   End of period number of Receivables                        18,508
                                                                   --------
                                                                   --------

XV.  STATISTICAL DATA:

     A.   Weighted Average APR of the Receivables                    19.73%
                                                                   --------
     B.   Weighted Average Remaining Term of the Receivables         50.32
                                                                   --------
     C.   Average Receivable Balance                               $ 11,605
                                                                   --------
     D.   Aggregate Realized Losses                                $358,295
                                                                   --------



AmeriCredit Financial Services, Inc.


By:
         -----------------------------------
Name:    Daniel E. Berce
Title:   Executive Vice-President
         Chief Financial Officer & Treasurer
Date:    June 4, 1997